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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 12, 2000





                             PRIME SUCCESSION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                              ---------------------

                                    333-14599
                                   (COMMISSION
                                  FILE NUMBER)

                    DELAWARE                                     13-3904211
      (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)


       3940 OLYMPIC BLVD., SUITE 500                               41018
             ERLANGER, KENTUCKY                                  (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (859) 746-6800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.


         On July 13, 2000, Prime Succession, Inc. (the "Company") issued a press release announcing that it had reached an agreement with its secured bank lenders and a committee representing the holders of over two-thirds of its outstanding senior subordinated notes on a financial restructuring of the Company. The Company also announced that to implement the restructuring, the Company, certain of its subsidiaries and its parent holding company, Prime Succession Holdings, Inc. ("Holdings") filed petitions under Chapter 11 of the United States Bankruptcy Code and a Joint Plan of Reorganization (the "Plan") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). To consummate the restructuring, the Plan must be accepted by the requisite number and amount of certain of the Company's creditors and equity holders and be approved by the Bankruptcy Court.

         The proposed restructuring contemplates the substantial deleveraging of the Company by canceling its existing $100 million of senior subordinated notes and (i) distributing $20 million of new senior subordinated notes and 5,000,000 shares of new Holdings common stock to the holders of the existing senior subordinated notes and certain other creditors, and (ii) distributing warrants to purchase 500,000 shares of new common stock to the holders of Holdings' preferred stock outstanding immediately prior to the filing of the Chapter 11 cases.

         As part of the Chapter 11 cases, the Company has obtained Bankruptcy Court approval to pay in full those trade creditors that continue to provide customary credit and terms during the Chapter 11 cases. The Company has also obtained interim approval from the Bankruptcy Court for $5.5 million in debtor-in-possession financing from a bank group led by Goldman Sachs Credit Partners L.P. as syndication agent.

         See the attached press release dated July 13, 2000 and the attached Joint Plan of Reorganization filed with the Bankruptcy Court on July 14, 2000, which are hereby incorporated by reference, for further details of the Company's proposed restructuring.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)          None.

         (b)          None.

         (c)          Exhibits.

                      2.2 Joint Plan of Reorganization of Prime Succession Holdings, Inc. and Prime Succession, Inc. and its subsidiaries under Chapter 11 of the Bankruptcy Code.

                      99.4 Prime Succession, Inc. Press Release dated July 13,
                           2000.

SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                               PRIME SUCCESSION, INC.

                                               /s/ ARTHUR J. ANSIN
                                               -------------------
                                               Arthur J. Ansin
                                               Chief Financial Officer,
                                               Secretary and Treasurer
July 17, 2000

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                                INDEX OF EXHIBITS

(a) EXHIBIT
    NUMBER                     DOCUMENT DESCRIPTION
    -------                    --------------------

      2.2 Joint Plan of Reorganization of Prime Succession Holdings, Inc. and Prime Succession, Inc. and its subsidiaries under Chapter 11 of the Bankruptcy Code.

      99.4        Prime Succession, Inc. Press Release dated July 13, 2000.